UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 August 1, 2006

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

         0-29798                                      23-1408659
         -------                                      ----------
  (Commission File Number)             (I.R.S. employer identification number)


      2530 Riva Road, Suite 201
         Annapolis, Maryland                             21401
         -------------------                             -----
(Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In its press release of August 1, 2006, attached hereto as Exhibit 99, CompuDyne Corporation (the "Company") announced its unaudited results of operations for the quarter ended June 30, 2006.

Non-GAAP Financial Measures

     The press release contains unaudited financial information that is not prepared in accordance with generally accepted accounting principles (GAAP). Investors are cautioned that the non-GAAP financial measures are not to be construed as an alternative to GAAP. The Company's management uses earnings before interest, taxes, depreciation and amortization, as adjusted for non-cash stock option expense (EBITDAS), in its internal analysis of results of operations and monitors EBITDAS to evaluate the Company's compliance with certain of its bank covenants. The Company's management also uses Income (Loss) Before Non-Cash Stock Option Expense to allow it to compare its results of operations between years. Management believes that EBITDAS and Income (Loss) Before Non-Cash Stock Option Expense is useful to investors as a meaningful comparison between periods and as an analysis of the critical components of the Company's results of operations. Management also believes that EBITDAS is useful to investors because it allows them to evaluate the Company's compliance with certain of its bank covenants. Management believes that net income per share excluding stock option expense is helpful to investors who are trying to compare current results with prior periods.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:


Exhibit 99 Press Release dated August 1, 2006

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August 1, 2006


                                            COMPUDYNE CORPORATION


                                            By:  /s/ Geoffrey F. Feidelberg
                                                 --------------------------
                                                 Geoffrey F. Feidelberg
                                            Its: Chief Financial Officer



                                INDEX TO EXHIBITS


Exhibit 99 - Press Release dated August 1, 2006